

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Operating  Partners  1993-B,  Ltd.'s  balance  sheet and statement of operations contained in its Form 10-K for the year ended December 31, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   DEC-31-1998
<CASH>                                         17,133
<SECURITIES>                                   0
<RECEIVABLES>                                  176,972
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               194,105
<PP&E>                                         9,430,159
<DEPRECIATION>                                 (7,416,816)
<TOTAL-ASSETS>                                 2,232,612
<CURRENT-LIABILITIES>                          99,337
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     2,112,871
<TOTAL-LIABILITY-AND-EQUITY>                   2,232,612
<SALES>                                        602,969
<TOTAL-REVENUES>                               622,726
<CGS>                                          0
<TOTAL-COSTS>                                  1,625,473<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (1,139,659)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (1,139,659)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (1,139,659)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


